UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Event Reported: September 30, 2013

Tufco Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21018 (Commission File Number)	39-1723477 (IRS Employer Identification No.)

PO Box 23500, Green Bay, Wisconsin (Address of Principal Executive Offices)	54305 (Zip Code)

Registrant’s telephone number, including area code: 920.336.0054

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre- commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 AND ITEM 5.02	ENTRY INTO A MATERIAL DEFINITVE AGREEMENT AND DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Pursuant to a previously reported agreement, Michael B. Wheeler relinquished his duties as the Chief Financial Officer, Chief Operating Officer, Executive Vice President and Treasurer of Tufco Technologies, Inc. (the “Company”), effective on September 30, 2013.

The Company’s Board of Directors has appointed Tim Splittgerber, the Company’s current Vice President – Finance, to become Chief Financial Officer upon Mr. Wheeler’s departure.  Mr. Splittgerber, age 49, has been the Vice President – Finance of the Company since March 1, 2012.  From January 2003 to February 2012, Mr. Splittgerber was an independent business consultant focusing on strategic planning, business assessments, and turnaround management.  Mr. Splittgerber is a certified public accountant and worked in public accounting in various capacities from January 1993 to December 2002, initially with Price Waterhouse, and most recently as the partner in charge of a regional office of Virchow Krause (now Baker Tilly Virchow Krause).

Mr. Splittgerber entered into an employment agreement with the Company (the “Employment Agreement”), effective October 1, 2013, pursuant to which Mr. Splittgerber shall serve as the Chief Financial Officer of the Company for an initial term of one year and for successive one-year renewal terms. The Employment Agreement provides for a base salary of $170,000 and an annual bonus of up to 35% of his base salary (based upon the achievement of a pre-tax income target to be determined by the Company’s Board of Directors).  Mr. Splittgerber will be entitled to six months of base salary continuation if he is terminated without cause during the term or if the Company decides not to renew the term.  The Employment Agreement prohibits Mr. Splittgerber from competing with the Company while employed by the Company and for one year after the later of his termination of employment or the termination of severance pay.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

Exhibit Number	Exhibit Title
10.1	Employment Agreement, dated October 1, 2013, by and between Tufco Technologies, Inc. and Tim Splittgerber.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.

Dated: September 30, 2013	By:	/s/ James F. Robinson
James F. Robinson
Director, President and Chief Executive Officer